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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 17, 2004
                                                         -----------------

                             WORONOCO BANCORP, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)

      Delaware                      1-14671              04-3444269
      --------                      ---------            ----------
(State or other Jurisdiction of    (Commission          (IRS Employer
incorporation or organization)     File Number)         Identification No.)

                 31 Court Street, Westfield, Massachusetts 01085
                 -----------------------------------------------
                    (Address of principal executive offices)

                                 (413) 568-9141
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 7.01  REGULATION FD DISCLOSURE.
           ------------------------

      On December 17, 2004, Woronoco Bancorp, Inc., a Delaware corporation (the "Company"), announced that it has entered into an Agreement and Plan of Merger, pursuant to which the Company would be acquired by Berkshire Hills Bancorp, Inc., a Delaware corporation.

      A copy of the press release announcing the transaction is furnished with this report as Exhibit 99.1, and a copy of the investor presentation relating to the transaction is furnished with this report as Exhibit 99.2, and are incorporated herein by reference.

      The information in this report is being furnished, not filed, pursuant to
Item 7.01 of Form 8-K. Accordingly, the information in this report, including the press release and the investor presentation, will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.
           ---------------------------------

      (a)  Financial Statements of Businesses Acquired: Not applicable

      (b)  Pro Forma Financial Information: Not applicable

      (c)  Exhibits

           Number          Description
           ------          -----------

           99.1            Press Release dated December 17, 2004
           99.2            Investor Presentation



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: December 16, 2004                  By: /s/ Debra L. Murphy
                                              ----------------------------------
                                              Debra L. Murphy
                                              Executive Vice President and
                                                Chief Financial Officer